Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

(b) At the Closing, the costs of the following will be included in the calculation of the Purchase Price to be paid by Buyer: (i) all documentary stamp, transfer, surtax, excise taxes, or other levies or charges of any kind and nature, payable upon the transfer of the Property and/or recordation of the Deed; (ii) the cost of the Title Company's charges and recording fees for recording satisfactions of mortgages; (iii) the cost of that certain Owner's Policy of Title Insurance issued by Title Company to Buyer as of the date hereof; (iv) the Title Company's escrow charges; and (v) Buyer's own legal and consulting fees and costs. At the Closing, Seller shall be responsible for payment of its own legal fees and costs.

7. Notices. All notices, consents, authorizations and approvals required to be given hereunder shall be in writing and delivered by (a) certified mail, return receipt requested, (b) personal delivery by messenger, with written acknowledgment of receipt returned to sender, or (c) a nationally recognized overnight courier service, to Seller or Buyer, as applicable, as follows:

If to Seller:	AppHarvest Berea Farm, LLC 500 Appalachian Way Morehead, KY 40351 Attention: Jonathan Webb, CEO and Loren Eggleton, CFO E-mail: [***]
With a copy to:	Cooley LLP 11951 Freedom Drive, Suite 1400 Reston, VA 20190 Attention: John G. Lavoie E-mail: [***]
If to Buyer:	Mastronardi Berea LLC c/o Mastronardi Produce – USA, Inc. 28700 Plymouth Road Livonia, Michigan 48150 Attention: David Einstandig, SVP and General Counsel E-mail: [***]
and:	c/o Mastronardi Produce Limited 2100 Road 4 East Kingsville, ON N9Y 2E5 Canada Attention: Richard Ball, CFO E-mail: [***]
With a copy to:	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 Attention: Leonard Kreynin and Brian D. Hirsch E-mail: [***]

11

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Certain information has been excluded from this agreement (indicated by "[***]") because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

and: With a copy to: COPRA Amsterdam C.V. Jachthavenweg 111 1081 KM Amsterdam The Netherlands Attention: David Levin, Johanna Waterous and Bernard Roelvink Email: [***] Gibson, Dunn & Crutcher LLP 1050 Connecticut Avenue, N.W. Washington, DC 20036-5306 Attention: Andrew Herman E-mail: [***] or at such other address(es) and to such other parties as Seller or Buyer shall, from time to time, designate by notice given to the other in the manner herein above provided. Notices shall be effective on the date delivered by hand or by reputable overnight courier or, if sent by certified mail, return receipt requested. A notice given by counsel for Seller or Buyer shall be deemed a valid notice if addressed and sent in accordance with the provisions of this Section 7. 8. Commissions. Seller and Buyer each hereby represent and warrant to each other that, (a) such party has not contracted or entered into any agreement with any real estate broker, agent, finder or any other person or entity in connection with this transaction, and (b) such party has not taken any action that would result in any real estate broker's, agent's, finder's or other fees or commissions being due to any person or entity with respect to this transaction. Seller and Buyer hereby agree to indemnify, defend and hold each other harmless from any and all damages, liabilities, costs and claims suffered or incurred by the other party as a result of the foregoing representation and warranty made by such party being untrue in any respect. 9. Assigns. Seller shall not assign this Agreement or delegate its duties hereunder. Buyer may, after written notice to Seller prior to Closing, (i) direct that the Deed be granted to an entity under common Control with Buyer by notice to Seller or (ii) assign its rights under this Agreement to an entity under common Control with Buyer. Otherwise, Buyer may not assign or transfer all or any portion of its rights or obligations under this Agreement to any other individual, entity or person without the prior written consent thereto by Seller. This Agreement shall inure to the benefit of and be binding on the Parties hereto and their respective heirs, legal representatives, permitted successors and assigns. 10. Disclosure. Buyer and Seller shall keep information regarding terms of this Agreement, confidential and neither Party will announce or otherwise make public the terms of this transaction without the prior consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that each Party may disclose the terms this Agreement (a) on a confidential basis to its, and its Affiliates', officers, directors, employees, accountants, agents, existing or potential partners, investors and/or financing sources, and legal counsel as reasonably necessary to effectuate the closing of the transaction contemplated herein ( or, with respect to potential partners, investors and/or financing sources, as reasonably necessary 12 #96273833v20 Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the Effective Date. SELLER: APPHARVEST BEREA FARM, LLC, a Delaware limited liability company By: AppHarvest Operations, Inc., a Delaware public benefit corporation Its: Sole Me;;!ber . By: �/s/ Loren Eggleton Name: Loren Eggfeton Title: Chief Financial Officer BUYER: MASTRONARDI BEREA LLC, a Delaware limited liability company By: __________ _ Name: Title: [Signature Page Berea SLB Purchase and Sale Agreement] Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the Effective Date. SELLER: APPHARVEST BEREA FARM, LLC, a Delaware limited liability company By: AppHarvest Operations, Inc., a Delaware public benefit corporation Its: Sole Member By:------------ Name: Title: BUYER: MASTRONARDI BEREA LLC, a Delaware limited liability company r:DocuSlgne by By: ��93�!:� Ji Name: Paul Mastronardi Title: President and Chief Executive Officer [Signature Page -Berea SLB Purchase and Sale Agreement] Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.